SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report October 3, 2003 Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                              New Jersey 22-1901645
           (State of incorporation) (IRS employer identification no.)

                        1 South Jersey Plaza, Folsom, New
                       Jersey 08037 (Address of principal
                     executive offices, including zip code)

                                 (609) 561-9000
                         (Registrant's telephone number,
                              including area code)


------------------------------------------------------------------------

Item 5. Other Events

The following information is furnished pursuant to Item 5, "Other Events" and
Item 9, "Regulation FD Disclosure."

On October 3, 2003, South Jersey Gas Company (SJG), a subsidiary of South Jersey Industries (SJI), issued a press release announcing that its SJG Capital Trust 8.35% Preferred Securities were being called for redemption on November 5, 2003. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

(99) Press release, dated: October 3, 2003, issued by South Jersey Gas Company.

------------------------------------------------------------------------

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             SOUTH JERSEY INDUSTRIES



                       By:   /s/ David A. Kindlick
                             ------------------------------------------------
                             David A. Kindlick
                             Vice President, Treasurer & Chief Financial Officer

Date:  October 3, 2003